UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2021

Ascendant Digital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39405	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

667 Madison Avenue

5th Floor

New York, New York 10065

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 209-6126

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	ACND.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	ACND	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ACND WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 1, 2021, Ascendant Digital Acquisition Corp., a Cayman Islands exempted company (which shall migrate to and domesticate as a Delaware corporation prior to the Closing) (the “Company”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Beacon Street Group, LLC, a Delaware limited liability company (the “BSG”), all of the members of BSG party thereto (collectively, the “Sellers” and each a “Seller”) and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative of the Sellers thereunder (in such capacity, the “Seller Representative”). Each of the Company, BSG, the Sellers and the Seller Representative are individually referred to herein as a “Party” and, collectively, the “Parties”. The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination.” The time of the closing of the Business Combination is referred to herein as the “Closing.” The date of the Closing of the Business Combination is referred to herein as the “Closing Date.”

Business Combination Agreement

The Domestication; Charter of the Company and Bylaws of the Company

At the end of the day immediately prior to the Closing Date, subject to the satisfaction or waiver of the conditions of the Business Combination Agreement, the Company will migrate to and domesticate as a Delaware corporation in accordance with Section 388 of the Delaware General Corporation Law, as amended, and the Cayman Islands Companies Act (As Revised) (the “Domestication”).

By virtue of the Domestication and subject to the satisfaction or waiver of the conditions of the Business Combination Agreement, including approval of the Company’s shareholders: (i) each of the then issued and outstanding Class B ordinary shares of the Company, par value $0.0001 per share (each, a “Cayman Class B Share”), will convert automatically, on a one-for-one basis, into a Class A ordinary share of the Company, par value $0.0001 per share (each, a “Cayman Class A Share”); (ii) immediately following the conversion described in clause (i), each of the then issued and outstanding Cayman Class A Shares will convert automatically, on a one-for-one basis, into a share of Class A common stock, par value $0.0001 per share, of Company (after the Domestication) (the “Class A Common Stock”); and (iii) each of the then issued and outstanding warrants representing the right to purchase one Cayman Class A Share will convert automatically into a warrant to acquire one share of Class A Common Stock pursuant to the related warrant agreement.

Substantially simultaneously with or immediately following the Domestication and subject to the satisfaction or waiver of the conditions of the Business Combination Agreement, the Company will also file (a) a certificate of incorporation with the Secretary of State of Delaware in the form attached to the Business Combination Agreement (the “Company Domesticated Charter”) and (b) adopt bylaws in the form attached to the Business Combination Agreement (the “Company Domesticated Bylaws”), to (among other things) establish a capital structure for the Company containing Class A Common Stock and shares of Class B common stock, par value $0.0001 per share of Company (after the Domestication) (the “Class B Common Stock”). The shares of Class B Common Stock will have the same voting rights as the shares of Class A Common Stock but the shares of Class B Common Stock will have no economic rights, in each case as set forth in the Company Domesticated Charter and Company Domesticated Bylaws.

Consideration and Structure

Pursuant to the Business Combination Agreement, substantially concurrently with the Closing, BSG will distribute all of its cash and cash equivalents to the Sellers in accordance with its then in effect operating agreement. Following such distribution, BSG will effectuate a recapitalization, pursuant to which, among other things, all Class A and Class B units of BSG (including the unvested Class B units of BSG) held by the Sellers will convert or exchange into a new class of common units of BSG with such terms and conditions as set forth in the BSG Third A&R Operating Agreement (as defined and discussed below). Following such recapitalization, the Sellers will collectively hold a single class of common units of BSG.

Subject to the satisfaction or waiver of certain conditions set forth in the Business Combination Agreement, at the Closing, the Company will contribute a subscription amount (the “Subscription Amount”) to BSG in exchange for units and warrants in BSG. Pursuant to the Business Combination Agreement, the Subscription Amount will be an amount of cash determined by BSG and will be not less than $85,000,000 nor more than $150,000,000; provided, that, notwithstanding the foregoing, if the Subscription Amount determined by BSG will be greater than the Available Distributable Cash (as defined below), the Subscription Amount will automatically be deemed to be an amount equal to the Available Distributable Cash.

Pursuant to the Business Combination Agreement, the “Available Distributable Cash” will be an aggregate amount equal to, as of immediately prior to the Closing, the sum of (without duplication): (a) all amounts in the Company’s trust account, less amounts required for the redemptions of Cayman Class A Shares by the Company’s current shareholders, plus (b) the aggregate proceeds, if any, actually received by the Company from the Subscriptions (as defined and discussed below) plus (c) all other cash and cash equivalents of the Company minus (d) the aggregate amount of unpaid transaction costs incurred by the parties to the Business Combination Agreement.

At the Closing, the Company will also purchase certain units of BSG from the Sellers for cash consideration (the “Cash Consideration”) in an amount equal to (i) the Available Acquiror Closing Cash (as defined below), less (ii) the aggregate amount of unpaid transaction costs incurred by the parties to the Business Combination Agreement as of the Closing, provided, that, under no circumstances will the Cash Consideration be more than $374,000,000 or less than $0. Pursuant to the Business Combination Agreement, the “Available Acquiror Closing Cash” will be an aggregate amount equal to, as of immediately prior to the Closing, the sum of (without duplication): (a) all amounts in the Company’s trust account, less amounts required for the redemptions of Cayman Class A Shares by the Company’s current shareholders plus (b) the aggregate proceeds, if any, actually received by the Company from the Subscriptions plus (c) all other cash and cash equivalents of the Company minus (d) the Subscription Amount.

Additionally, at the Closing, the Company will issue to the Sellers, for nominal consideration, a certain number of shares of Class B Common Stock equal to the aggregate number of units of the Company retained by the Sellers at the Closing (collectively, the “Retained Units”), with each Seller receiving its pro rata share of such shares of Class B Common Stock and Retained Units. Pursuant to the Business Combination Agreement, the Retained Units will be a number of common units of the Company equal to the quotient of (a) $2,910,923,000 (being the agreed equity value to the Sellers) minus the Cash Consideration, divided by (b) $10.00.

Following the Closing, the combined Company will be organized in an “Up-C” structure in which substantially all of the assets and the business of the combined Company will be held by BSG and its subsidiaries, and the Company’s only direct assets will consist of units and warrants of BSG. Assuming that none of the Company’s current shareholders exercise their right to redeem their Cayman Class A Shares, and subject to adjustment for cash on hand and working capital, as of immediately following the Closing and without giving effect to the Sponsor Earn Out Shares (as defined and discussed below) or outstanding warrants to purchase Cayman Class A Shares, the Company is expected to own, directly or indirectly, approximately 20.1% of the issued and outstanding units of BSG at the Closing and will control BSG as the sole manager of BSG in accordance with the terms of the BSG Third A&R Operating Agreement and all remaining units of the Company will be owned by the Sellers.

Upon consummation of the Transactions, the Company will change its name to “Beacon Street Group, Inc.”

Representations, Warranties and Covenants

The parties to the Business Combination Agreement have agreed to customary representations and warranties for transactions of this type. The representations and warranties made under the Business Combination Agreement will not survive the Closing, other than claims against a party that committed fraud with respect to the making of its applicable representations and warranties in the Business Combination Agreement. In addition, the parties to the Business Combination Agreement agreed to be bound by certain customary covenants for transactions of this type, including, among others, covenants with respect to the conduct of BSG and its subsidiaries and the Company during the period between execution of the Business Combination Agreement and the Closing. The covenants made under the Business Combination Agreement will not survive the Closing, unless by their terms, they are to be performed in whole or in part after the Closing. Each of the parties to the Business Combination Agreement has agreed to use its reasonable best efforts to cause the Business Combination to be consummated after the date of the execution of the Business Combination Agreement in the most expeditious manner practicable.

Conditions to Closing

Under the Business Combination Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Business Combination are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Business Combination Agreement and transactions contemplated thereby and certain other matters by requisite vote of the Company’s shareholders; (ii) if required, the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) the absence of a Company Material Adverse Effect (as defined in the Business Combination Agreement) since the date of the Business Combination Agreement; and (iv) material compliance by the parties with their respective pre-Closing and Closing obligations and the accuracy of each party’s representations and warranties in the Business Combination Agreement, in each case subject to certain materiality standards contained in the Business Combination Agreement. In addition, BSG’s obligation to consummate the Business Combination is subject to the condition that the sum of (x) the funds remaining in the Company’s trust account (after giving effect to redemptions of Cayman Class A Shares by the Company’s current shareholders) and (y) the aggregate amount the Company actually receives from the Subscriptions, but in each case before giving effect to the consummation of the Closing and the payment of the aggregate amount of unpaid transaction costs incurred by the parties to the Business Combination Agreement, be equal to or exceed $150,000,000.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including as follows: (i) upon the mutual written consent of the Company and BSG; (ii) by the Company or BSG if any applicable law or final, non-appealable Order (as defined in the Business Combination Agreement) is in effect making the consummation of the Business Combination illegal; (iii) by the Company or BSG if the Closing has not occurred by September 1, 2021; or (iv) by the Company, on the one hand, or BSG, on the other hand, as a result of certain breaches by the counterparties to the Business Combination Agreement that remain uncured after any applicable cure period provided in each case of the foregoing clauses (iii)-(iv) that such termination right is not available to the applicable party if such party exercising the right is in breach of its representations, warranties, covenants, agreements or other obligations, as applicable, under the Business Combination Agreement.

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Other Agreements

The Business Combination Agreement contemplates the execution of various additional agreements and instruments, on or before the Closing, including, among others, the following:

Tax Receivable Agreement

Simultaneously with the Closing, the Company, BSG and the Sellers will enter into a tax receivable agreement (the “Tax Receivable Agreement”), which will provide for, among other things, payment by the Company to the Sellers of 85% of the U.S. federal, state and local income tax savings realized by the Company as a result of the increases in tax basis and certain other tax benefits related to the transactions contemplated under the Business Combination Agreement and the exchange of Retained Units for Class A Common Stock or cash (as more fully described in the Tax Receivable Agreement).

Third Amended and Restated Operating Agreement of BSG

At the Closing, the Company, BSG and the Sellers will enter into the Third Amended and Restated Operating Agreement of BSG (the “BSG Third A&R Operating Agreement”), which will, among other things, permit the issuance and ownership of units and warrants of BSG as contemplated to be issued and owned upon the consummation of the Business Combination, admit the Company as the sole manager of BSG, otherwise amend and restate the rights and preferences of the units of BSG and set forth the rights and preferences of the units of BSG, and establish the ownership of the units of BSG by the persons or entities indicated in the BSG Third A&R Operating Agreement, in each case, as more fully described in the BSG Third A&R Operating Agreement.

Amended and Restated Registration Rights Agreement

At the Closing, the Sponsor, the Company, the Sellers and the other parties thereto will enter into an amended and restated Registration Rights Agreement (the “A&R Registration Rights Agreement”) that will amend and restate that certain registration rights agreement entered into on July 23, 2020 in connection with the Company’s initial public offering, pursuant to which, among other things, (i) the Company will provide certain registration rights for the shares of Class A Common Stock held by the Sellers, the Sponsor and certain other parties and (ii) the Sponsor, the Sellers, certain other holders or their respective permitted transferees will agree not to transfer, sell, assign or otherwise dispose of the shares of Class A Common Stock or Class B Common Stock held by such holders or such permitted transferees, as applicable, beginning on the Closing Date and ending, (A)(i) with respect to the Sponsor and the holders that are members of the Company’s management team, on the earlier of (x) the date that is the one-year anniversary of the Closing Date and (y) the date on which the last reported sale price of the Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing Date and (ii) with respect to the holders that are not members of the Company’s management team, the six-month anniversary of the Closing Date, and (B) on the date on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the Company’s shareholders having the right to exchange their shares of Class A Common Stock and Class B Common Stock for cash, securities or other property, subject to certain exceptions, in each case as more fully described in the A&R Registration Rights Agreement.

Escrow Agreement

At the Closing, the Sponsor will deliver 3,051,000 shares of Class A Common Stock (that were formerly Cayman Class B Shares) held by it (the “Sponsor Earn Out Shares”) to be placed into escrow and to be released to the Sponsor if certain earn-out conditions described more fully in the Business Combination Agreement are satisfied.

Additionally, BSG may allocate at or prior to the Closing, or from time to time following the Closing but prior to the four-year anniversary of the Closing Date, up to 2,000,000 shares of Class A Common Stock in the aggregate (the “BSG Management Members Earn Out Shares”) to certain BSG management members in accordance with the Business Combination Agreement. Upon any such allocation, the aggregate number of BSG Management Members Earn Out Shares that have been so allocated will be placed into escrow and will be released to the applicable BSG management members if certain earn-out conditions described more fully in the Business Combination Agreement are satisfied.

The Sponsor Earn Out Shares and the allocated BSG Management Members Earn Out Shares will be held in an escrow account established pursuant to an escrow agreement to be entered into at the Closing by the Company, the Sponsor, the Seller Representative and the applicable escrow agent.

Subscription Agreements

In connection with the execution of the Business Combination Agreement, the Company entered into subscription agreements with certain accredited and institutional investors (the “Subscription Agreements”), pursuant to which, and on the terms and subject to the conditions of which, such investors have committed to purchase an aggregate of 15,000,000 shares of Class A Common Stock (together, the “Subscriptions”) at a price of $10.00 per share, for an aggregate purchase price of $150,000,000, to be issued immediately following the Domestication and substantially concurrently with the Closing.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Subscription Agreements, a form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Sponsor Support Agreement

In connection with the execution of the Business Combination Agreement, Ascendant Sponsor LP (the “Sponsor”), the Company and BSG have entered into an agreement (the “Sponsor Support Agreement”), pursuant to which, among other things, the Sponsor agreed to vote in favor of adoption of the Business Combination Agreement and the Transactions, and agreed to waive any and all anti-dilution rights described in the Company’s current organizational documents with respect to the Cayman Class B Shares held by the Sponsor that may be implicated by the Business Combination.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of the Company’s common stock pursuant to the Business Combination Agreement and the Subscription Agreements is incorporated by reference herein. The common stock issuable in connection with the transactions contemplated by the Business Combination will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 7.01	Regulation FD Disclosure.

On March 2, 2021, the Company and BSG issued a joint press release announcing that it executed the Business Combination Agreement. A copy of the press release is furnished hereto as Exhibit 99.1.

Furnished as Exhibit 99.2 hereto is the investor presentation that will be used by the Company and BSG in connection with the Business Combination.

Furnished as Exhibit 99.3 hereto is a summary of certain risk factors applicable to the Business Combination and the business of BSG, which were made available to potential investors in connection with the Subscriptions.

The information in this Item 7.01 and Exhibits 99.1, 99.2 and 99.3 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, the Company intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus, that will be both the proxy statement to be distributed to holders of the Company’s ordinary shares in connection with its solicitation of proxies for the vote by the Company’s shareholders with respect to the proposed Business Combination and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the Business Combination. The Company’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about BSG, the Company and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to shareholders of the Company as of a record date to be established for voting on the Business Combination. Shareholders of the Company will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov. In addition, the documents filed by the Company may be obtained free of charge from the Company’s website at www.ascendant.digital or by written request to the Company at Ascendant Digital Acquisition Corp., 667 Madison Avenue, 5th Floor, New York, New York 10065.

Participants in the Solicitation

The Company and BSG and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Business Combination. Information about the Company’s directors and executive officers and their ownership of the Company’s securities is set forth in the Company’s filings with the SEC, including the Company’s prospectus, dated July 23, 2020, relating to its initial public offering, which was filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus for the Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between BSG and the Company, including statements regarding the benefits of the Business Combination, the anticipated timing of the Business Combination, the products and services offered by BSG and the markets in which it operates and BSG’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including, but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the Business Combination may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the Business Combination Agreement by the shareholders of the Company, the satisfaction of the minimum trust account amount following redemptions by the Company’s public shareholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed transaction; (v) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the effect of the announcement or pendency of the Business Combination on BSG’s business relationships, performance, and business generally; (vii) risks that the proposed transaction disrupts current plans of BSG and potential difficulties in BSG employee retention as a result of the proposed transaction; (viii) the outcome of any legal proceedings that may be instituted against BSG or against the Company related to the Business Combination Agreement or the proposed transaction; (ix) the ability to maintain the listing of the Company’s securities on a national securities exchange; (x) the risk that the price of the Company’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which BSG operates, variations in performance across competitors, changes in laws and regulations affecting BSG’s business, and changes in the combined capital structure; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; and (xii) the risk of downturns in the highly competitive investment research industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and the registration statement on Form S-4 and proxy statement/prospectus discussed above and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and BSG and the Company assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither BSG nor the Company gives any assurance that either BSG or the Company will achieve its expectations.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1*	Business Combination Agreement, dated as of March 1, 2021, by and among Ascendant Digital Acquisition Corp., Beacon Street Group, LLC, Members of Beacon Street Group, LLC and Shareholder Representative Services LLC.

10.1	Form of Subscription Agreement.

10.2	Sponsor Support Agreement, by and among Ascendant Digital Acquisition Corp., Ascendant Sponsor LP and Beacon Street Group, LLC.

99.1	Press Release, dated March 2, 2021.

99.2	Investor Presentation.

99.3	Summary Risk Factors.

*	The schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). Ascendant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENDANT DIGITAL ACQUISITION CORP.

By:	/s/ Mark Gerhard
Name: Mark Gerhard
Title: Chief Executive Officer

Dated: March 2, 2021